UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2018, Helios and Matheson Analytics Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of authorized common stock from 100,000,000 to 500,000,000 shares (the “Charter Amendment”). Following stockholder approval of the Charter Amendment, a Certificate of Amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 8, 2018, at which time the Charter Amendment became effective.

The Charter Amendment is summarized in the Company’s Proxy Statement. A copy of the Certificate of Amendment containing the Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the stockholders of the Company at the Meeting. At the beginning of the Meeting, there were 11,828,357 shares of common stock present at the Meeting in person or by proxy, which represented 83.0% of the voting power of the shares of common stock entitled to vote at the Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on December 7, 2017. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 12, 2018.

1.             To approve an amendment to the Company’s 2014 Equity Incentive Plan (the “Plan”) to (i) increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,875,000 to an aggregate of 3,000,000 shares and (ii) account for an annual automatic increase in the number of shares of common stock authorized for issuance thereunder by the lesser of (A) 3,000,000 shares of the Company’s common stock or the equivalent of such number of shares after the administrator of the Plan, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (B) a number of shares of common stock equal to 5% of the Company’s common stock outstanding on January 2nd of each year, and (C) an amount determined by the Company’s Board of Directors.

For	Against	Abstentions	Broker Non-Votes
6,522,551	439,098	18,631	4,848,077

2.             To the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of common stock of the Company upon conversion of the senior convertible notes issued to institutional investors on November 7, 2017.

For	Against	Abstentions	Broker Non-Votes
6,791,709	168,790	19,781	4,848,077

3.             To the extent required by Nasdaq Listing Rule 5635(d), to approve the issuance of a warrant and, upon exercise of the warrant, the shares of common stock subject to the warrant, to an institutional investor on November 7, 2017.

For	Against	Abstentions	Broker Non-Votes
6,793,509	161,845	24,926	4,848,077

4.             To approve the Charter Amendment.

For	Against	Abstentions	Broker Non-Votes
10,735,710	1,023,119	69,528	0

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation.

1

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2018

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation.

3